Exhibit 10.22

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Greenberg Traurig, LLP 3290 Northside Parkway N.W. Suite 400 Atlanta, Georgia 30327 Attention: Michael Leveille, Esq.

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
FABRICA INTERNATIONAL, INC.,
a California corporation, as grantor
(Grantor)
to
FIDELITY NATIONAL TITLE COMPANY,
a California corporation
(Trustee)
for the benefit of
WELLS FARGO BANK, N.A.,
a national banking association,
as agent for the Lenders, as beneficiary
(Agent for Lenders)

ATTENTION COUNTY RECORDER: THIS INSTRUMENT IS INTENDED TO BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING PURSUANT TO SECTION 9502 OF THE CALIFORNIA COMMERCIAL CODE. PORTIONS OF THE GOODS COMPRISING A PART OF THE MORTGAGED PROPERTY ARE OR ARE TO BECOME FIXTURES RELATED TO THE LAND DESCRIBED IN EXHIBIT A HERETO. THIS INSTRUMENT IS TO BE FILED FOR RECORD IN THE RECORDS OF THE COUNTY WHERE DEEDS OF TRUST ON REAL PROPERTY ARE RECORDED AND SHOULD BE INDEXED AS BOTH A DEED OF TRUST AND AS A FINANCING STATEMENT COVERING FIXTURES. THE ADDRESSES OF GRANTOR (DEBTOR) AND AGENT (SECURED PARTY) ARE SPECIFIED IN THE FIRST PARAGRAPH ON THE FIRST PAGE OF THIS INSTRUMENT.

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING
THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Deed of Trust”) is made as of _________ ___, 2011, by FABRICA INTERNATIONAL, INC., a California corporation, having its principal place of business at 2208 S. Hamilton Street, Dalton, Georgia 30721, as grantor (“Grantor”) to Fidelity National Title Company, a California corporation, having an address at 1300 Dove Street, Suite 310, Newport Beach, CA 92660, as trustee (“Trustee”) for the benefit of WELLS FARGO BANK, N.A., a national banking association, as agent for the Lenders (as defined below) having an address of 3100 W. End Avenue, Nashville, Tennessee 37203, as grantee (“Agent”).
W I T N E S S E T H:
WHEREAS, this Deed of Trust is given to secure a loan (the “Loan”) in the maximum principal sum of Eleven Million Sixty-Two Thousand Five Hundred and No/100 Dollars ($11,062,500) advanced pursuant to that certain Credit Agreement, dated as of _________ ___, 2011, by and among Grantor, Candlewick Yarns, LLC, an Alabama limited liability company (“Candlewick”), The Dixie Group, Inc., a Tennessee corporation (“Dixie”), Masland Carpets, LLC, a Georgia limited liability company (“Masland”; together with Grantor, Dixie and Candlewick, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as “Borrowers”), the lenders party thereto from time to time (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a “Lender” and, collectively, the “Lenders”), and Agent (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, each of Dixie, Candlewick, and Masland is an affiliate of Grantor;
WHEREAS, Borrowers desire to secure the payment and performance of all of their obligations under the Credit Agreement and the other Loan Documents; and
WHEREAS, this Deed of Trust is given pursuant to the Credit Agreement, and payment, fulfillment, and performance by Borrowers of their obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Credit Agreement, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Deed of Trust.
NOW THEREFORE, in consideration of the making of the Loan by Lenders, and the other obligations contemplated hereby, covenants, agreements, representations and warranties set forth in this Deed of Trust:

Article I - GRANTS OF SECURITY
Section 1.1    Property Mortgaged
Grantor does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer, convey and grant a security interest, with power of sale, to Trustee for the benefit of Agent and its successors and assigns, to and under the following property, rights, interests and estates now owned, or hereafter acquired by Grantor (collectively, the “Property”):
(a)Land
The real property located in the City of Santa Ana, County of Orange, State of California more particularly described in Exhibit A attached hereto and a part hereof (the “Land”);
(b)Additional Land
All additional lands, estates and development rights hereafter acquired by Grantor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Deed of Trust;
(c)Improvements
The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);
(d)Easements
All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Grantor of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto (collectively, the “Easements”);
(e)Equipment
All “equipment,” as such term is defined in Article 9 of the Uniform Commercial Code (as hereinafter defined), now owned or hereafter acquired by Grantor, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Grantor and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the “Equipment”). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Grantor shall have any right or interest therein;
(f)Fixtures
All Equipment now owned, or the ownership of which is hereafter acquired, by Grantor which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Grantor’s interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the “Fixtures”). Notwithstanding the foregoing, “Fixtures” shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Grantor shall have any right or interest therein;
(g)Personal Property
All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever as defined in and subject to the provisions of the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), whether tangible or intangible, other than Fixtures, which are now or hereafter owned by Grantor and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the “Personal Property”), and the right, title and interest of Grantor in and to any of the Personal Property which may be subject to any security interest (as defined in the Uniform Commercial Code) superior in lien to the lien of this Deed of Trust and all proceeds and products of the above;
(h)Leases and Rents
All leases, subleases or subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into (collectively, the “Leases”), whether before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code and all right, title and interest of Grantor, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Secured Obligations;
(i)Condemnation Awards
All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;
(j)Insurance Proceeds
All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property (the “Insurance Proceeds”).
(k)Tax Certiorari
All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;
(l)Conversion
All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;
(m)Rights
The right, in the name and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Agent or any Secured Party in the Property;
(n)Agreements
All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Grantor therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Grantor thereunder;
(o)Trademarks
All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;
(p)Accounts
All reserves, escrows and deposit accounts maintained by Grantor with respect to the Property;
(q)Uniform Commercial Code Property
All documents, instruments, chattel paper and intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and general intangibles relating to the Property;
(r)Proceeds
All proceeds of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether in cash or in liquidation or other claims, or otherwise;
AND without limiting any of the other provisions of this Deed of Trust, to the extent permitted by applicable law, Grantor hereby expressly grants to Agent, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Easements, Improvements and Fixtures are part and parcel of the Land (the Land, Easements, Improvements and Fixtures are collectively referred to as the “Real Property”) appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Deed of Trust be deemed conclusively to be real estate and subject to this Deed of Trust. THE TERM “PROPERTY” SHALL NOT INCLUDE ANY ITEMS OF PERSONAL PROPERTY IN WHICH AGENT HAS OBTAINED AND PERFECTED A SECURITY INTEREST UNDER SEPARATE INSTRUMENTS.
Section 1.2    Assignment of Rents
Grantor hereby absolutely and unconditionally assigns to Agent all of Grantor’s right, title and interest in and to all current and future Leases and Rents; it being intended by Grantor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Credit Agreement and Section 7.1(h) of this Deed of Trust, Agent grants to Grantor a revocable license to collect, receive, use and enjoy the Rents and Grantor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Secured Obligations, for use in the payment of such sums.
Section 1.3    Security Agreement
(a)    This Deed of Trust is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Property. By executing and delivering this Deed of Trust, Grantor hereby grants to Agent, as security for the Secured Obligations (as hereinafter defined), a security interest in the Property to the extent that the Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the “Personal Property Collateral”). If an Event of Default shall occur and be continuing, Agent, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Personal Property Collateral or any part thereof, and to take such other measures as Agent may deem necessary for the care, protection and preservation of the Personal Property Collateral. Upon request or demand of Agent after the occurrence and during the continuance of an Event of Default, Grantor shall, at its expense, assemble the Personal Property Collateral and make it available to Agent at a convenient place (at the Land if tangible property) reasonably acceptable to Agent. Grantor shall pay to Agent on demand any and all expenses, including reasonable legal expenses and attorneys’ fees, incurred or paid by Agent, individually and/or as agent for the Lender Group and any Bank Product Provider (collectively, the “Secured Parties”), in protecting Agent’s and any other Secured Party’s interest in the Personal Property Collateral and in enforcing its rights hereunder with respect to the Personal Property Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Agent with respect to the Personal Property Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Grantor. The proceeds of any disposition of the Personal Property Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Agent to the payment of the Secured Obligations in such priority and proportions as Agent in its discretion shall deem proper. Grantor’s (debtor’s) principal place of business is as set forth on page one hereof and the address of Agent (secured party) is as set forth on page one hereof. To the extent permitted by law, Grantor and Agent agree that with respect to all items of Personal Property which are or will become fixtures on the Land, this Deed of Trust, upon recording or registration in the real estate records of the proper office, shall constitute a “fixture filing” within the meaning of Sections 9313 and 9402 of the California Commercial Code. Grantor is the record owner of the Land. The foregoing notwithstanding, to the extent of a conflict between the terms of this Section 1.3(a) and the terms of the Security Agreement, the terms of the Security Agreement shall control.

(b)    By exercising any of Agent’s rights or remedies under Section 1.3, Grantor acknowledges and agrees that Agent shall not be deemed to have exercised any equitable right of setoff, foreclosed any statutory banker’s lien, initiated or prosecuted any “action” to enforce the rights and obligations secured by this Deed of Trust, or the loan documents, as the term “action” is used in California Code of Civil Procedure Section 726 (“Section 726”), or to have violated the “Security First” principle of Section 726. Accordingly, the exercise of any or all of Agent’s rights and remedies under Section 1.3 shall not in any way prejudice or affect Agent’s right to initiate and complete a judicial or non-judicial foreclosure under this Deed of Trust. This Deed of Trust evidences the consensual granting of a personal property security interest in any reserves as permitted by the Uniform Commercial Code; the parties do not intend that the exercise by Agent of any of its rights or remedies hereunder shall have any different consequences under Section 726 than the exercise of rights or remedies under any other security agreement under which a secured party has been granted a security interest in other types of personal property.

Section 1.4    Fixture Filing
Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Deed of Trust, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures. Grantor’s identification number issued by the State of California is C0706763.
Section 1.5    Future Advances. This Deed of Trust secures not only existing indebtedness or advances made contemporaneously with the execution hereof, if any, but also future principal advances (with all interest thereon), to or for the benefit of any Borrower, made pursuant to the terms of the Loan Documents (as the same may be amended or supplemented from time to time), the terms of all of which are incorporated herein by reference, whether such advances are obligatory, optional, or both, to the same extent as if such future advances were made contemporaneously with the execution of this Deed of Trust, even though no advance may have been made at the time of execution of this Deed of Trust and even though no indebtedness is outstanding at the time any advance is made, and any liens attaching to the Property after the date hereof shall be under, subject and subordinate to all indebtedness, including, without limitation, future advances (regardless of when made), secured hereby. This Deed of Trust shall also secure, in addition to the principal amount specified herein, interest, service charges and any disbursements made for the payment of taxes, assessments, maintenance, care, protection or insurance on the Property, with interest on such disbursements.
CONDITIONS TO GRANT
TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Agent and to the use and benefit of Agent and Trustee for their successors and assigns, forever;
IN TRUST, WITH POWER OF SALE, to secure payment to Agent of the Secured

Obligations at the time and in the manner provided for payment thereof in the Credit Agreement and in this Deed of Trust and to secure performance of the Secured Obligations.
PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrowers shall well and truly pay to Agent the Secured Obligations at the time and in the manner provided in the Credit Agreement and this Deed of Trust, shall well and truly perform the Secured Obligations and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Credit Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Grantor’s obligation to indemnify and hold harmless Agent and the Secured Parties pursuant to the provisions hereof shall survive any such payment or release.
Article II - SECURED OBLIGATIONS
Section 2.1    Secured Obligations
This Deed of Trust and the grants, assignments and transfers made in Article I hereof are given for the purpose of securing all of the following, whether now existing or hereafter arising, (a) all Obligations, including, without limitation, all obligations and liabilities, of Grantor and/or certain of its affiliates to Agent or any Secured Party (i) under or in connection with the Credit Agreement and (ii) under or in connection with any other Loan Documents and all other instruments, agreements, and documents evidencing, securing, or supporting the Loan or the Secured Obligations, as each of the same my be amended, modified, renewed, extended or replaced from time to time; (b) all Bank Product Obligations, (c) the payment and performance of all other debts, covenants and agreements of or by Grantor and/or its affiliates to or for the benefit of the Agent, now arising or hereafter accruing in respect of the Loan while this Deed of Trust is still undischarged of record; and (d) any and all additional advances made or costs or expenses incurred by Agent to protect or preserve the Property or the security interest created hereby, or for taxes, assessments or insurance premiums as hereinafter provided, or for performance of any of Grantor’s obligations hereunder, or for any other purpose provided herein (whether or not the original Grantor remains the owner of the Property at the time such advances are made or reasonable costs or expenses incurred) (collectively, the “Secured Obligations”).
Article III - GRANTOR COVENANTS
Grantor covenants and agrees that throughout the term of the Loan:
Section 3.1    Payment of Debt
Grantor will pay the Secured Obligations at the time and in the manner provided in the Credit Agreement and this Deed of Trust.
Section 3.2    Incorporation by Reference
All the covenants, conditions and agreements contained in (a) the Credit Agreement and (b) all and any of the other Loan Documents, are hereby made a part of this Deed of Trust to the same extent and with the same force as if fully set forth herein.
Section 3.3    Maintenance of Property
Grantor shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Agent. Grantor shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Grantor authorizes Agent to collect and receive any and all Insurance Proceeds and authorizes and directs the issuer of all insurance policies insuring against loss or damage to the Property to make payment for all losses directly to Agent, instead of to Grantor and Agent jointly, as more specifically described in the Credit Agreement. In the event that the issuer of any such insurance policy fails to disburse directly or solely to Agent but disburses instead either solely to Grantor or to Grantor and Agent, jointly, Grantor shall immediately endorse and transfer such proceeds to Agent. Upon Grantor’s failure to do so, Agent may execute such endorsements or transfers from and in the name of Grantor, and Grantor hereby irrevocably appoints Agent as Grantor’s agent and attorney-in-fact so to do.
Section 3.4    Waste
Grantor shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Deed of Trust. Grantor will not, without the prior written consent of Agent, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.
Section 3.5    Payment for Labor and Materials
a.Grantor will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials (“Labor and Material Costs”) incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Liens.
b.After prior written notice to Agent, Grantor, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing, (ii) Grantor is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Grantor and from the Property or Grantor shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Grantor is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Grantor shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Agent to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.
Section 3.6    Performance of Other Agreements
Grantor shall observe and perform each and every term, covenant and provision to be observed or performed by Grantor pursuant to the Credit Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.
Section 3.7    Inspection
Grantor shall permit Agent and its agents, representatives and employees to inspect the Property and all books and records of Grantor located thereon. In the event that Agent at any time has reasonable basis to believe that there may be a material violation of any Environmental Law by Grantor or otherwise related to the Property, or any material liability arising under any Environmental Law related to the Property, Grantor shall permit Agent and its agents, representatives and employees to conduct such environmental and engineering studies as Agent may require. Provided that no Event of Default exists, all such testing and investigation shall be conducted at reasonable times and upon reasonable prior notice to Grantor, and shall not unreasonably interfere with the business operations of Grantor on the Property, and Agent and its agents, representatives and employees shall comply with all rules and regulations of Governmental Authorities having jurisdiction over the Property. Agent shall restore the Property to the condition it was in immediately prior to such testing and investigation.
Section 3.8    Title
Grantor has good, marketable and insurable fee simple title to the real property comprising part of the Property and good title to the balance of such Property, free and clear all Liens whatsoever except the Permitted Liens, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. The Permitted Liens in the aggregate do not materially and adversely affect the value, operation or use of the Property or Borrowers’ ability to repay the Loan. This Deed of Trust, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property, subject only to Permitted Liens and the Liens created by the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Liens, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents. There are no claims for payment for work, labor or materials affecting the Property which are past due and are or may become a lien prior to, or of equal priority with, the Liens created by the Loan Documents unless such claims for payments are being contested in accordance with the terms and conditions of this Deed of Trust.
Section 3.9    Greater Estate
In the event that Grantor is the owner of a leasehold estate with respect to any portion of the Land and/or the Improvements and Grantor obtains a fee estate in such portions of the Land and/or the Improvements, then, such fee estate shall automatically, and without further action of any kind on the part of the Grantor, be and become subject to the security title and lien hereof.
Article IV - OBLIGATIONS AND RELIANCES
Section 4.1    Relationship of Grantor and Agent
The relationship between Grantor and Agent (and the Secured Parties) is solely that of debtor and creditor, and Agent has no fiduciary or other special relationship with Grantor, and no term or condition of any of the Credit Agreement, this Deed of Trust and the other Loan Documents shall be construed so as to deem the relationship between Grantor and Agent (and the Secured Parties) to be other than that of debtor and creditor.
Section 4.2    No Reliance on Agent
. The general partners, members, principals and (if Grantor is a trust) beneficial owners of Grantor are experienced in the ownership and operation of properties similar to the Property, and Grantor and Agent (and the Secured Parties) are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Grantor is not relying on Agent’s (or any Secured Party’s) expertise, business acumen or advice in connection with the Property.
Section 4.3    No Agent Obligations
a.Notwithstanding the provisions of Subsections 1.1(h) and (n) or Section 1.2, Agent is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

b.
By accepting or approving anything required to be observed, performed or fulfilled or to be given to Agent pursuant to this Deed of Trust, the Credit Agreement or the other Loan Documents, including, without limitation, any officer’s certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Agent shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Agent.
Section 4.4    Reliance
Grantor recognizes and acknowledges that in accepting the Credit Agreement, this Deed of Trust and the other Loan Documents, Agent (and each Secured Party) is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in this Deed of Trust and Article 4 of the Credit Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Agent (or any Secured Party); that such reliance existed on the part of Agent (and each Secured Party) prior to the date hereof, that the warranties and representations are a material inducement to Agent (and each Secured Party) in making the Loan; and that Agent (and each Secured Party) would not be willing to make the Loan and accept this Deed of Trust in the absence of the warranties and representations as set forth in Article 4 of the Credit Agreement.
Article V - FURTHER ASSURANCES
Section 5.1    Recording of Deed of Trust, etc
Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Agent (and the other Secured Parties) in, the Property. Grantor will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of this Deed of Trust, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.
Section 5.2    Further Acts, etc
Grantor will, at the cost of Grantor, and without expense to Agent or any of the Secured Parties, do, execute, acknowledge and deliver all and every further acts, deeds, conveyances, deeds of trust, mortgages, assignments, notices of assignments, transfers and assurances as Agent shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Agent the property and rights hereby mortgaged, deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Agent or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust, or for complying with all Legal

Requirements. Grantor, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Agent to execute in the name of Grantor or without the signature of Grantor to the extent Agent may lawfully do so, one or more financing statements to evidence more effectively the security interest of Agent in the Property. Grantor grants to Agent an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Agent at law and in equity, including without limitation, such rights and remedies available to Agent pursuant to this Section 5.2.
Section 5.3    Changes in Tax, Debt, Credit and Documentary Stamp Laws

a.If any law is enacted or adopted or amended after the date of this Deed of Trust which deducts the Secured Obligations from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Secured Obligations or Agent’s interest in the Property, Grantor will pay the tax, with interest and penalties thereon, if any. If Agent is advised by counsel chosen by it that the payment of tax by Grantor would be unlawful or taxable to Agent or unenforceable or provide the basis for a defense of usury, then Agent shall have the option by written notice of not less than one hundred twenty (120) days to declare the Secured Obligations immediately due and payable.
b.Grantor will not claim or demand or be entitled to any credit or credits on account of the Secured Obligations for any part of the Taxes or other charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Deed of Trust or the Secured Obligations. If such claim, credit or deduction shall be required by law, Agent shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Secured Obligations immediately due and payable.
c.If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to this Deed of Trust, or any of the other Loan Documents or impose any other tax or charge on the same, Grantor will pay for the same, with interest and penalties thereon, if any.
Section 5.4    Replacement Documents
Upon receipt of an affidavit of an officer of Agent as to the loss, theft, destruction or mutilation of any Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Loan Document, Grantor will issue, in lieu thereof, a replacement Loan Document, dated the date of such lost, stolen, destroyed or mutilated Loan Document in the same principal amount thereof and otherwise of like tenor.
Article VI - DUE ON SALE/ENCUMBRANCE
Section 6.1    Agent Reliance
Grantor acknowledges that Agent has examined and relied on the experience of Grantor in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Grantor’s ownership of the Property as a means of maintaining the value of the Property as security for the payment and performance of the Secured Obligations. Grantor acknowledges that Agent has a valid interest in maintaining the value of the Property so as to ensure that, should Borrowers default in the payment or performance of the Secured Obligations, Agent can recover the Secured Obligations by a sale of the Property.
Section 6.2    No Sale/Encumbrance
Grantor shall not sell or otherwise transfer the Property or any part thereof or any interest therein or permit or suffer the Property or any part thereof or any interest therein to be sold or otherwise transferred other than as expressly permitted pursuant to the terms of the Credit Agreement.
Article VII - RIGHTS AND REMEDIES UPON DEFAULT
Section 7.1    Remedies
Upon the occurrence and during the continuance of any Event of Default and the decision of Agent to exercise any rights or remedies available to it in accordance with the terms of the Credit Agreement, Grantor agrees that Agent may take such action authorized under applicable law, without notice or demand, as it deems advisable to protect and enforce its rights against Grantor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Agent may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Agent:
(a)declare the entire unpaid Secured Obligations to be immediately due and payable;
(b)institute proceedings, judicial or otherwise, for the complete foreclosure of this Deed of Trust under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;
(c)with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed of Trust for the portion of the Secured Obligations then due and payable, subject to the continuing lien and security interest of this Deed of Trust for the balance of the Secured Obligations not then due, unimpaired and without loss of priority;
(d)sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;
(e)institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Credit Agreement or in the other Loan Documents;
(f)recover judgment on the Credit Agreement either before, during or after any proceedings for the enforcement of this Deed of Trust or the other Loan Documents;
(g)apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Secured Obligations and without regard for the solvency of Grantor, any other Borrower, or any Guarantor with respect to the Loan or of any Person liable for the payment of the Secured Obligations;
(h)the license granted to Grantor under Section 1.2 hereof shall automatically be revoked and Agent may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Grantor and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Grantor and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Grantor agrees to surrender possession of the Property and of such books, records and accounts to Agent upon demand, and thereupon Agent may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Agent deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Grantor with respect to the Property, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Grantor to pay monthly in advance to Agent, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Grantor; (vi) require Grantor to vacate and surrender possession of the Property to Agent or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Secured Obligations, in such order, priority and proportions as Agent shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Agent, its counsel, agents and employees;
(i)exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property Collateral or any part thereof, and to take such other measures as Agent may deem necessary for the care, protection and preservation of the Personal Property Collateral, and (ii) request Grantor at its expense to assemble the Personal Property Collateral and make it available to Agent at a convenient place acceptable to Agent. Any notice of sale, disposition or other intended action by Agent with respect to the Personal Property Collateral sent to Grantor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute commercially reasonable notice to Grantor;
(j)apply any sums then deposited or held in escrow or otherwise by or on behalf of Agent in accordance with the terms of the Credit Agreement, this Deed of Trust or any other Loan Document to the payment of all sums payable pursuant to the Credit Agreement, this Deed of Trust and the other Loan Documents, including without limitation advances made by Agent pursuant to the terms of this Deed of Trust; or
(k)pursue such other remedies as Agent may have under applicable law.
In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of the Property, this Deed of Trust shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Should Agent elect to foreclose by exercise of the power of sale contained herein, Agent shall notify Trustee and shall, if required, deposit with Trustee the Credit Agreement, the original or a certified copy of this Deed of Trust, and such other documents, receipts and evidences of expenditures made and secured hereby as Trustee may require.
(x)    Upon receipt of such notice from Agent, Trustee shall cause to be recorded and delivered to Grantor such notice of default as may then be required by law and by this Deed of Trust. Trustee shall, without demand on Grantor, after lapse of such time as may then be required by law and after recordation of such notice of default and after notice of sale has been given as required by law, sell the Property at the time and place of sale fixed by it in said notice of sale, either as whole or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to the purchaser or purchasers at such sale its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Grantor, any other Borrower, Trustee, Agent or any Secured Party, may purchase at such sale, and Grantor hereby covenants to warrant and defend the title of such purchaser or purchasers. If Agent or any Secured Party purchases the Property at the foreclosure sale, such Agent or Secured Party shall be entitled to apply all of any part of the Secured Obligations as a credit towards the purchase price.
(y)    Trustee may postpone the sale of all or any portion of the Property from time to time in accordance with the laws of the State in which the Land is located.
(z)    To the fullest extent allowed by law, Grantor hereby expressly waives any right which it may have to direct the order in which any of the Property shall be sold in the event of any sale or sales pursuant to this Deed of Trust.
Upon the occurrence of an Event of Default, Agent, pursuant to the appropriate provisions of the California Commercial Code, shall have the option to proceed with respect to both the Real Property and the Personal Property in accordance with its rights, powers and remedies with respect to such real property, in which event the default provisions of the California Commercial Code shall not apply. Such option shall be revocable by Agent as to all or any portion of the Personal Property at any time prior to the sale of the remainder of the Property. In the event Agent exercises this option, Agent shall designate Trustee to conduct the sale of the Personal Property in combination with the sale of the remainder of the Property. Should Agent elect instead to sell the Personal Property or any part thereof which is real property or which Agent has elected to treat as real property or which may be sold together with the Real Property as provided above, Agent or Trustee shall give such notice of default and election to sell as may then be required by law. The parties agree that if Agent shall elect to proceed with respect to any portion of the Personal Property separately from the Real Property, five (5) days notice of the sale of the Personal Property shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Agent shall include, but not be limited to, reasonable attorneys’ fees, costs and expenses, and other expenses incurred by Agent.
Agent may from time to time rescind any notice of default or notice of sale before any Trustee’s sale as provided above in accordance with the laws of the State in which the Land is located. The exercise by Agent of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Agent or any Secured Party to execute and deliver to Trustee, as above provided, other declarations or notices of default to satisfy the obligations of this Deed of Trust, or otherwise affect any provision, covenant or condition of any Loan Document or any of the rights, obligations or remedies of Trustee, Agent or any Secured Party hereunder or thereunder.
Trustee and Agent shall have all powers, rights and remedies under applicable law whether or not specifically or generally granted or described in this Deed of Trust. Nothing contained herein shall be construed to impair or to restrict such powers, rights and remedies or to preclude any procedures or process otherwise available to trustees or beneficiaries under deeds of trust in the State in which the Land is located. Trustee, Agent, and any Secured Party, and each of them, shall be entitled to enforce the payment and performance of the Secured Obligations and to exercise all rights and powers under this Deed of Trust or under any other Loan Document or other agreement of any laws now or hereafter in force, notwithstanding the fact that some or all of the Secured Obligations may now or hereafter be otherwise secured, whether by Deed of Trust, mortgage, pledge, lien, assignment or otherwise. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other powers contained herein, shall prejudice or in any manner affect Trustee’s, Agent’s or any Secured Party’s right to realize upon or enforce any other rights or security now or hereafter held by Trustee or Agent. Trustee, Agent and any Secured Party, and each of them, shall be entitled to enforce this Deed of Trust and any other rights or security now or hereafter held by Trustee, Agent or any Secured Party in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee, Agent or any Secured Party is intended to be exclusive of any other remedy contained herein or by law provided or permitted, but each shall to the extent permitted by law be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law or in equity. Every power or remedy given by any of the Loan Documents to Trustee, Agent or any Secured Party, or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee, Agent or any Secured Party, and any of them may pursue inconsistent remedies. By exercising or by failing to exercise any right, option or election hereunder, neither Agent nor any Secured Party shall be deemed to have waived any provision hereof or to have released Grantor or any other Borrower from any of Secured Obligations unless such waiver or release is in writing and signed by Agent. The waiver by Agent of the failure of Grantor or any other Borrower to perform or observe any term, covenant or condition referred to or contained herein to be performed or observed by Grantor or any other Borrower shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of Grantor or any other Borrower to perform or observe the same or any other such term, covenant or condition referred to or contained herein, and no custom or practice which may develop among Grantor or any other Borrower and Agent or any Secured Party during the term hereof shall be deemed a waiver of or in any way affect the right of Agent or any Secured Party to insist upon the performance by Borrowers of the Secured Obligations in strict accordance with the terms hereof or of any other Loan Document.
In addition, Agent shall have the right to appoint a receiver when permitted under Section 564 of the California Code of Civil Procedure, including, without limitation, in order to enforce Agent’s rights under Section 2929.5 of the California Civil Code. The receiver shall have all of the rights and powers to the fullest extent permitted by law. The receiver shall have the right to apply Rents to cleanup, remediation or other response actions concerning the release or threatened release of Hazardous Materials, whether or not such actions are pursuant to an order of any federal, state or local governmental agency.
Section 7.2    Application of Proceeds
The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Agent pursuant to this Deed of Trust or the other Loan Documents, may be applied by Agent to the payment of the Secured Obligations in such priority and proportions as Agent in its discretion shall deem proper.
Section 7.3    Right to Cure Defaults
Upon the occurrence and during the continuance of any Event of Default, Agent may, but without any obligation to do so and without notice to or demand on Grantor and without releasing Grantor from any obligation hereunder, make any payment or do any act required of Grantor hereunder in such manner and to such extent as Agent may deem necessary to protect the security hereof. Agent is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Deed of Trust or collect the Secured Obligations, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Secured Obligations and shall be due and payable to Agent upon demand. All such costs and expenses incurred by Agent in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the default rate provided in the Credit Agreement, for the period after notice from Agent that such cost or expense was incurred to the date of payment to Agent. All such costs and expenses incurred by Agent together with interest thereon calculated at the default rate provided in the Credit Agreement shall be deemed to constitute a portion of the Secured Obligations and be secured by this Deed of Trust and the other Loan Documents and shall be immediately due and payable upon demand by Agent therefor. In addition to the foregoing award of attorneys’ fees and costs, Agent or any Secured Party shall be entitled to its attorneys’ fees and costs incurred in any post-judgment proceedings to collect or enforce any judgment or order relating to this Deed of Trust, the Credit Agreement or the other Loan Documents. This provision is separate and several and shall survive the merger of this provision into any judgment.

Section 7.4    Actions and Proceedings
Agent has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Grantor, which Agent, in its discretion, decides should be brought to protect its interest in the Property.
Section 7.5    Recovery of Sums Required To Be Paid
Agent shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Secured Obligations as the same become due, without regard to whether or not the balance of the Secured Obligations shall be due, and without prejudice to the right of Agent thereafter to bring an action of foreclosure, or any other action, for any Event of Default existing at the time such earlier action was commenced.
Section 7.6    Examination of Books and Records
At reasonable times and upon reasonable notice, Agent and its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Grantor which reflect upon its financial condition, at the Property or at any office regularly maintained by Grantor where the books and records are located. Agent and its agents, accountants and attorneys shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Agent and its agents, accountants and attorneys shall have the right to examine and audit the books and records of Grantor pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Grantor where the books and records are located. This Section 7.6 shall apply throughout the term of the Credit Agreement and without regard to whether an Event of Default has occurred or is continuing.
Section 7.7    Other Rights, etc
a.The failure of Agent to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Deed of Trust. Grantor shall not be relieved of Grantor’s obligations hereunder by reason of (i) the failure of Agent or any Secured Party to comply with any request of Grantor, any other Borrower, or any Guarantor to take any action to foreclose this Deed of Trust or otherwise enforce any of the provisions hereof or of the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Secured Obligations or any portion thereof, or (iii) any agreement or stipulation by Agent extending the time of payment or otherwise modifying or supplementing the terms of this Deed of Trust or the other Loan Documents.
b.It is agreed that the risk of loss or damage to the Property is on Grantor, and Agent shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Agent shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Agent’s possession.

c.Agent may resort for the payment of the Secured Obligations to any other security held by Agent in such order and manner as Agent, in its discretion, may elect. Agent may take action to recover the Secured Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Agent thereafter to foreclose this Deed of Trust. The rights of Agent under this Deed of Trust shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Agent shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Agent shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.
Section 7.8    Right to Release Any Portion of the Property
Agent may release any portion of the Property for such consideration as Agent may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Deed of Trust, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Agent for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Agent may require without being accountable for so doing to any other lienholder. This Deed of Trust shall continue as a lien and security interest in the remaining portion of the Property.
Section 7.9    Violation of Laws
If the Property is not in material compliance with all applicable legal requirements, Agent may impose additional requirements upon Grantor in connection herewith including, without limitation, monetary reserves or financial equivalents.
Section 7.10    Recourse and Choice of Remedies
Notwithstanding any other provision of this Deed of Trust or the Credit Agreement, Agent and the Indemnified Persons are entitled to enforce the obligations of Grantor contained in Section 9.2 herein without first resorting to or exhausting any security or collateral and without first having recourse to the Credit Agreement or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Agent commences a foreclosure action against the Property, Agent is entitled to pursue a deficiency judgment with respect to such obligations against Grantor. Grantor is fully and personally liable for the obligations pursuant to Section 9.2 herein. The liability of Grantor pursuant to Section 9.2 herein is not limited to the original principal amount of the Loan. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Agent from foreclosing or exercising any other rights and remedies pursuant to the Credit Agreement, this Deed of Trust and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Grantor pursuant to Section 9.2 herein whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Agent shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article VIII herein.

Section 7.11    Right of Entry
Upon reasonable notice to Grantor, Agent and its agents shall have the right to enter and inspect the Property at all reasonable times.
Article VIII - [Reserved.]
Article IX - INDEMNIFICATION
Section 9.1    General Indemnification
Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Persons from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys’ fees and other costs of defense) (collectively, the “Losses”) imposed upon or incurred by or asserted against any Indemnified Person and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Deed of Trust, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Secured Obligations, the Credit Agreement, this Deed of Trust, or any other Loan Document; (c) any and all lawful action that may be taken by Agent or Secured Parties in connection with the enforcement of the provisions of this Deed of Trust, the Credit Agreement or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Grantor, any other Borrower, or any Guarantor and/or any partner, joint venturer or equity holder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Grantor or any other Borrower to perform or be in compliance with any of the terms of this Deed of Trust, the Credit Agreement or any of the other Loan Documents; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any Person to file timely with the Internal Revenue Service any forms that may be required in connection with this Deed of Trust, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Deed of Trust is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Person of the provisions of this Article IX; (k) any and all claims and demands whatsoever which may be asserted against Agent by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone claiming through Grantor which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Grantor in this Deed of Trust or any other Loan Document. Any amounts payable to Agent or any other Indemnified Person, by reason of the application of this Section 9.1 shall become immediately due and payable and shall bear interest at the default rate provided in the Credit Agreement from the date loss or damage is sustained by the Indemnified Persons until paid.
Section 9.2    Deed of Trust and/or Intangible Tax
Grantor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Persons from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Person and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Deed of Trust or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.
Article X - WAIVERS
Section 10.1    Waiver of Counterclaim
To the extent permitted by applicable law, Grantor hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Agent arising out of or in any way connected with this Deed of Trust, the Credit Agreement, any of the other Loan Documents, or the Secured Obligations.
Section 10.2    Marshalling and Other Matters
To the extent permitted by applicable law, Grantor hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Trust on behalf of Grantor, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Deed of Trust and on behalf of all persons to the extent permitted by applicable law.
Section 10.3    Waiver of Notice
To the extent permitted by applicable law, Grantor shall not be entitled to any notices of any nature whatsoever from Agent or any Secured Party except with respect to matters for which this Deed of Trust specifically and expressly provides for the giving of notice by Agent to Grantor and except with respect to matters for which Agent is required by applicable law to give notice, and Grantor hereby expressly waives the right to receive any notice from Agent with respect to any matter for which this Deed of Trust does not specifically and expressly provide for the giving of notice by Agent to Grantor.
Section 10.4    Waiver of Statute of Limitations
To the extent permitted by applicable law, Grantor hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to the payment or performance of the Secured Obligations.
Section 10.5    Waiver of Jury Trial

TO THE EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, GRANTOR AND AGENT, BY ITS ACCEPTANCE HEREOF, EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GRANTOR AND AGENT AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF GRANTOR AND AGENT IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GRANTOR AND AGENT.
Section 10.6    Survival
The representations and warranties, covenants, and other obligations arising under Article VIII hereof, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by any of the following: any satisfaction or other termination of this Deed of Trust, any assignment or other transfer of all or any portion of this Deed of Trust or Agent’s interest in the Property (but, in such case, shall benefit both Indemnified Persons and any assignee or transferee), any exercise of Agent’s rights and remedies pursuant hereto including, but not limited to, foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Credit Agreement or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Grantor or by Agent following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Deed of Trust, the Credit Agreement or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Grantor from the obligations pursuant hereto.
Article XI - INTENTIONALLY OMITTED
Article XII - NOTICES
All notices or other written communications hereunder shall be delivered in accordance with Section 11 of the Credit Agreement.
Article XIII - APPLICABLE LAW
Section 13.1    Governing Law
(a)    THIS DEED OF TRUST WAS NEGOTIATED IN THE STATE OF GEORGIA, THE LOAN WAS MADE BY LENDERS AND ACCEPTED BY BORROWERS IN THE STATE OF GEORGIA, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF GEORGIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE

PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS DEED OF TRUST AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE LAND IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF GEORGIA SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF THIS DEED OF TRUST AND ALL OF THE OBLIGATIONS ARISING HEREUNDER.
(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT OR GRANTOR ARISING OUT OF OR RELATING TO THIS DEED OF TRUST SHALL BE INSTITUTED, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ONLY IN THE STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF FULTON, STATE OF GEORGIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PERSONAL PROPERTY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH PERSONAL PROPERTY COLLATERAL OR OTHER PROPERTY MAY BE FOUND. GRANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. GRANTOR AGREES THAT SERVICE OF PROCESS UPON IT IN ACCORDANCE WITH ARTICLE XII HEREOF SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GRANTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF GEORGIA.
Section 13.2    Provisions Subject to Applicable Law
All rights, powers and remedies provided in this Deed of Trust may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Deed of Trust or any application thereof shall be invalid or unenforceable, the remainder of this Deed of Trust and any other application of the term shall not be affected thereby.

Article XIV - DEFINITIONS
All capitalized terms not defined herein shall have the respective meanings set forth in the Credit Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Deed of Trust may be used interchangeably in singular or plural form and the word “Grantor” shall mean “Grantor and any subsequent owner or owners of the Property or any part thereof or any interest therein,” the word “Agent” shall mean “Agent and any subsequent agent under the Credit Agreement,” the word “Lenders” shall mean “Lenders and any subsequent lender under the Credit Agreement,” the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Agent or any Secured Party in protecting its or their interest in the Property and enforcing its rights hereunder.
Article XV - MISCELLANEOUS PROVISIONS
Section 15.1    No Oral Change
This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Borrower, any Secured Party or Agent, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.
Section 15.2    Successors and Assigns
This Deed of Trust shall be binding upon and inure to the benefit of Grantor and Agent (individually and as agent for the Secured Parties) and their respective successors and assigns forever.
Section 15.3    Inapplicable Provisions
If any term, covenant or condition of the Credit Agreement or this Deed of Trust is held to be invalid, illegal or unenforceable in any respect, the Credit Agreement and this Deed of Trust shall be construed without such provision.
Section 15.4    Headings, etc
The headings and captions of various Sections of this Deed of Trust are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.
Section 15.5    Number and Gender
Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.
Section 15.6    Subrogation
If any or all of the proceeds of the Credit Agreement have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Agent shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Agent and are merged with the lien and security interest created herein as cumulative security for the payment and performance of the Secured Obligations.
Section 15.7    Entire Agreement
The Credit Agreement, this Deed of Trust and the other Loan Documents constitute the entire understanding and agreement between Grantor and Agent with respect to the transactions arising in connection with the Secured Obligations and supersede all prior written or oral understandings and agreements between Grantor and Agent with respect thereto. Grantor hereby acknowledges that, except as incorporated in writing in the Credit Agreement, this Deed of Trust and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Agent or any Secured Party to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Credit Agreement, this Deed of Trust and the other Loan Documents.
Section 15.8    Limitation on Agent’s and Secured Parties’ Responsibility
No provision of this Deed of Trust shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Agent or any Secured Party, nor shall it operate to make Agent or any Secured Party responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Agent a “mortgagee in possession.”
Section 15.9    Trustee Provisions.
(a)    From time to time upon written request of Agent and presentation of this Deed of Trust for endorsement and without affecting the personal liability of any person for the payment and performance of the Secured Obligations, Trustee may, without liability therefor and without notice, (i) reconvey all or any part of the Property; (ii) consent to the making of any map or plat thereof; (iii) join in granting any easement thereon; (iv) join in any declaration of covenants and restrictions; or (v) join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Agent may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Agent may obtain orders or decrees directing or confirming or approving acts in the execution of such trusts and the enforcement of such remedies.

Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Deed of Trust. Grantor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the enforcement of the trusts created hereunder, including reasonable attorneys’ fees. Grantor shall indemnify Trustee and any Indemnified Person against all losses, claims, demands and liabilities which either may incur, suffer or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or by law, except to the extent arising out of Trustee’s and Agent’s gross negligence or willful misconduct.
(b)    From time to time, by a writing signed by Agent, Agent may appoint another trustee to act in the place and stead of Trustee or any successor, with the same effect as if originally named Trustee herein
Article XVI - DEED OF TRUST PROVISIONS
Section 16.1    Concerning the Trustee
Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Grantor and to Agent. Agent may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Agent may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Agent. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.
Section 16.2    Trustee’s Fees
Grantor shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.
Section 16.3    Certain Rights
With the approval of Agent, Trustee shall have the right to take any and all of the following actions: (a) to select, employ, and consult with counsel (who may be, but need not be, counsel for Agent or any Secured Party) upon any matters arising hereunder, including the preparation, execution, and interpretation of this Deed of Trust or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (b) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (c) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith and (d) any and all other lawful action as Agent may instruct Trustee to take to protect or enforce Agent’s or any Secured Party’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.
Section 16.4    Retention of Money
All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.
Section 16.5    Perfection of Appointment
Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.
Section 16.6    Succession Instruments
Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Agent or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee’s place.

Article XVII - STATE SPECIFIC PROVISIONS
Section 17.1    Certain Matters Relating to Property Located in the State of California
With respect to the Property which is located in the State of California, notwithstanding anything contained herein to the contrary:
(a)    Upon written request of Agent stating that all sums secured hereby have been paid, upon surrender to Trustee of the Credit Agreement and the original or a certified copy of this Deed of Trust for cancellation and retention, and upon payment of its fees, Trustee shall fully reconvey, without warranty, the entire remaining Property then held hereunder. The recitals in such reconveyance of any matters of facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”
(b)    No portion of the proceeds of the Loan shall be used by Grantor to finance the purchase or construction of real property containing four (4) or fewer residential units or on which four (4) or fewer residential units are to be constructed. No portion of the Property is or will be a “dwelling” within the meaning of Section 10240.1 or Section 10240.2 of the California Business and Professions Code.
(c)    In the event that any portion of the Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Agent’s or Trustee’s rights and remedies under this Deed of Trust, Agent may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (i) waive its lien on such environmentally impaired or affected portion of the Property, and (ii) exercise the rights and remedies of an unsecured creditor, including reduction of its claim against Grantor to judgment and any other rights and remedies permitted by law. For purposes of determining Agent’s right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Grantor shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Property and Grantor knew or should have known of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release. Agent shall have the right under this Deed of Trust to allocate amounts recovered on the damages first to those portions thereof other than damages and other amounts recoverable under California Code of Civil Procedure Section 736, and thereafter to damages and other amounts recoverable under said Section.
(d)    Neither the enforcement of any of the remedies under this Deed of Trust nor any other remedies afforded to Agent under the Loan Documents, at law or in equity, shall cause Agent or Trustee to be deemed or construed to be a mortgagee in possession of the Property, to obligate Agent or Trustee to lease the Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

(e)    To the best of Grantor’s knowledge, the Property has not been designated as “border zone property” under the provisions of California Healthy and Safety Code, Sections 25220 et. seq. (“Border Zone Property”) and there has been no occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property to be designated as Border Zone Property.
(f)    If any foreclosure sale is effected, Trustee shall apply the proceeds of such sale in the following order of priority: First, to the costs, fees and expenses of exercising the power of sale and of sale, including, without limitation, the payment of the Trustee’s fees and attorneys’ fees permitted pursuant to subdivision (b) of California Civil Code Section 2924d and subdivision (b) of Section 2924k; Second, to the payment of the Secured Obligations and all other losses, costs and damages which are secured by this Deed of Trust, in such order as Agent shall determine in its sole discretion; Third, to satisfy the outstanding balance of obligations secured by any junior liens or encumbrances in the order of their priority; and Fourth, to the Grantor or the Grantor’s successor in interest, or in the event the Property has been sold or transferred to another, to the vested owner of record at the time of the Trustee’s sale.
(g)    [Reserved].
(h)    Notwithstanding anything to the contrary contained herein, no portion of the Secured Obligations or any other losses, costs or damages secured by this Deed of Trust shall be or be deemed to be offset or compensated by all or any part of any claim, cause of action, counterclaim, or cross-claim, whether liquidated or unliquidated, that Grantor may have or claim to have against Agent. Grantor hereby waives, to the fullest extent permitted by applicable law, the benefits of California Code of Civil Procedure §431.70, which provides:
Where cross-demands for money have existed between persons at any point in time when neither demand was barred by the statute of limitations, and an action is thereafter commenced by one such person, the other person may assert in the answer the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the person's claim would at the time of filing the answer be barred by the statute of limitations. If the cross-demand would otherwise be barred by the statute of limitations, the relief accorded under this section shall not exceed the value of the relief granted to the other party. The defense provided by this section is not available if the cross-demand is barred for failure to assert it in a prior action under Section 426.30. Neither person can be deprived of the benefits of this section by the assignment or death of the other. For the purposes of this section, a money judgment is a “demand for money” and, as applied to a money judgment, the demand is barred by the statute of limitations when enforcement of the judgment is barred under Chapter 3 (commencing with Section 683.010) of Division 1 of Title 9.
Section 17.2    Non-Borrower Trustor Provisions
To the extent the Deed of Trust secures a promissory note and other loan documents ("Other

Loan Documents") made by a party or parties ("Borrower") not identical to the party or parties constituting Grantor, the party or parties constituting Grantor agree as follows:
(i)    Grantor hereby waives any right it may now or hereafter have to require Agent, as a condition to the exercise of any remedy or other right against Grantor hereunder or under any other document executed by Grantor in connection with any Secured Obligation: (a) to proceed against any Borrower or other person, or against any other collateral assigned to Agent by Grantor or any Borrower or other person; (b) to pursue any other right or remedy in Agent's power; or (c) to make or give (except as otherwise expressly provided in the Other Loan Documents) any presentment, demand, protest, notice of dishonor, notice of protest or other demand or notice of any kind in connection with any Secured Obligation or any collateral (other than the Property) for any Secured Obligation.
(ii)    Grantor hereby waives any defense it may now or hereafter have that relates to: (a) any disability or other defense of any Borrower or other person; (b) the cessation, from any cause other than full performance, of the obligations of Borrower or any other person; (c) the application of the proceeds of any Secured Obligation, by any Borrower or other person, for purposes other than the purposes represented to Grantor by any Borrower or otherwise intended or understood by Grantor or any Borrower; (d) any act or omission by Agent which directly or indirectly results in or contributes to the release of any Borrower or other person or any collateral for any Secured Obligation; (e) the unenforceability or invalidity of any collateral assignment (other than this Deed of Trust) or guaranty with respect to any Secured Obligation, or the lack of perfection or continuing perfection or lack of priority of any lien (other than the lien hereof) which secures any Secured Obligation; (f) any failure of Agent to marshal assets in favor of Grantor or any other person; (g) any modification of any Secured Obligation, including any renewal, extension, acceleration or increase in interest rate; (h) any and all rights and defenses arising out of an election of remedies by Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (i) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (j) any failure of Agent to file or enforce a claim in any bankruptcy or other proceeding with respect to any person; (k) the election by Agent, in any bankruptcy proceeding of any person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code; (l) any extension of credit or the grant of any lien under Section 364 of the United States Bankruptcy Code; (m) any use of cash collateral under Section 363 of the United States Bankruptcy Code; or (n) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person. Grantor further waives any and all rights and defenses that Grantor may have because Borrower’s debt is secured by real property; this means, among other things, that: (1) Agent may collect from Grantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Agent forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Agent may collect from Grantor even if Agent, by foreclosing on the real property collateral, has destroyed any right Grantor may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Grantor may have because Borrower’s debt is secured by real property. These rights and defenses being waived by Grantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, Grantor further expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Grantor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.
(iii)    Grantor hereby waives, until such time as all Secured Obligations are fully performed: (a) any right of subrogation against any Borrower that relates to any Secured Obligation; (b) any right to enforce any remedy Grantor may now or hereafter have against any Borrower that relates to any Secured Obligation; and (c) any right to participate in any collateral now or hereafter assigned to Agent with respect to any Secured Obligation.
(iv)    Grantor warrants and agrees: (a) that Agent would not make the Loan but for this Deed of Trust; (b) that Grantor has not relied, and will not rely, on any representations or warranties by Agent to Grantor with respect to the credit worthiness of any Borrower or the prospects of repayment of any Secured Obligation from sources other than the Subject Property; (c) that Grantor has established and/or will establish adequate means of obtaining from each Borrower on a continuing basis financial and other information pertaining to the business operations, if any, and financial condition of each Borrower; (d) that Grantor assumes full responsibility for keeping informed with respect to each Borrower's business operations, if any, and financial condition; (e) that Agent shall have no duty to disclose or report to Grantor any information now or hereafter known to Agent with respect to any Borrower, including, without limitation, any information relating to any of Borrower's business operations or financial condition; and (f) that Grantor is familiar with the terms and conditions of the Other Loan Documents and consents to all provisions thereof.
(v)    Agent's rights hereunder shall be reinstated and revived, and the enforceability of this Deed of Trust shall continue, with respect to any amount at any time paid on account of any Secured Obligation which Agent is thereafter required to restore or return in connection with a bankruptcy, insolvency, reorganization or similar proceeding with respect to any Borrower.
(vi)    Grantor hereby agrees that after the occurrence and during the continuance of any Event of Default described in Section 8.4 or 8.5 of the Credit Agreement, or any other Event of Default under the Credit Agreement and the election by Agent or the Required Lenders to exercise any rights or remedies under Section 9.1 of the Credit Agreement, Grantor will not demand, sue for or otherwise attempt to collect any indebtedness of any Borrower owing to Grantor until the Secured Obligations shall have been paid in full in cash. If, notwithstanding the foregoing sentence, Grantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by Grantor as trustee for Agent, and Grantor shall deliver any such amounts to Agent for application to the Secured Obligations in accordance with Section

2.4(b) of the Credit Agreement.
(vii)    Grantor warrants that all of the waivers in this Deed of Trust are made with full knowledge of their significance, and of the fact that events giving rise to any defense or other benefit waived by Grantor may destroy or impair rights which Grantor would otherwise have against Agent, Borrower and other persons, or against collateral. Grantor agrees that all such waivers are reasonable under the circumstances and further agrees that, if any such waiver is determined (by a court of competent jurisdiction) to be contrary to any law or public policy, the other waivers herein shall nonetheless remain in full force and effect.
(viii)    Grantor hereby acknowledges that: (a) the obligations undertaken by Grantor in this Deed of Trust are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Agent's consideration for entering into this transaction, Agent has specifically bargained for the waiver and relinquishment by Grantor of all such defenses, and (d) Grantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Grantor does hereby represent and confirm to Agent that Grantor is fully informed regarding, and that Grantor does thoroughly understand: (w) the nature of all such possible defenses, and (x) the circumstances under which such defenses may arise, and (y) the benefits which such defenses might confer upon Grantor, and (z) the legal consequences to Grantor of waiving such defenses. Grantor acknowledges that Grantor makes this Deed of Trust with the intent that this Deed of Trust and all of the informed waivers herein shall each and all be fully enforceable by Agent, and that Agent is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.
(ix)    This Deed of Trust and the Other Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. This Deed of Trust and the Other Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Other Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Agent in writing.
(j)    To the extent of any conflict between the terms and provisions of this Section 17.2 and the other provisions of this Deed of Trust, the provisions of this Section 17.2 shall govern and control.
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IN WITNESS WHEREOF, this Deed of Trust has been executed by Grantor as of the day and year first above written.
GRANTOR:
FABRICA INTERNATIONAL, INC.,
a California corporation

Signature: /s/ Jon A. Faulkner
Name: Jon A. Faulkner
Title: President

ACKNOWLEDGMENT
STATE OF GEORGIA    )
                ) ss:
COUNTY OF GORDON)
On September 13, 2011, before me, Peggy Ann Bigham, personally appeared Jon A. Faulkner personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
WITNESS my hand and official seal.
Signature: /s/Peggy Ann Bigham Print Name: Peggy Ann Bigham
My commission expires: 9-18-14

36

EXHIBIT A
To Deed of Trust
Legal Description